LVIP American Century Disciplined Core Value Fund
(Standard, Standard II, and Service Class)
Summary Prospectus
May 1, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2024, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks capital growth by investing in common stocks. Income is a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Standard Class II	Service Class
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	None	0.25%
Other Expenses[1]	0.09%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.64%	0.74%	0.99%
Less Expense Reimbursement2,[3]	(0.03%)	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.61%	0.71%	0.96%
1
Other Expenses are based on estimates for the current fiscal year.
2
The Expense Reimbursement is based on estimates for the current fiscal year.
3
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.61% of the Fund’s average daily net assets for the Standard Class (and 0.71% for the Standard Class II and 0.96% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2026 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$62	$199	$351	$793
Standard Class II	$73	$230	$405	$913
Service Class	$98	$309	$541	$1,207
LVIP American Century Disciplined Core Value Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.
Principal Investment Strategies
In selecting stocks for the fund, the portfolio managers use quantitative and qualitative management techniques in a multi-step process. These stocks are primarily common stock but may also include preferred stock or other types of stocks. The managers evaluate stocks, primarily large capitalization, publicly traded U.S. companies based on an objective set of measures, including valuation, quality, growth, and sentiment. The portfolio managers then review the output of the quantitative model and also consider other factors, such as economic events, corporate announcements, risk management, transaction costs, and liquidity, to build a portfolio that they believe will provide a balance between risk and return. They also attempt to create a dividend yield that will be greater than that of the S&P 500® Index.
The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.
Principal Risks
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Quantitative Model Risk. The Fund’s reliance on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio could cause the adviser to be unsuccessful in selecting companies for investment or determining the weighting of particular stocks in the portfolio.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard II and Service Classes compare with those of a broad measure of market performance. Once the Standard Class of the Fund has had at least one full year of performance, average annual total returns will be included in this prospectus. The bar chart shows performance of the Fund's Standard Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

2LVIP American Century Disciplined Core Value Fund

Highest Quarterly Return	Q2 2020	17.93%
Lowest Quarterly Return	Q1 2020	(20.83%)
Average Annual Total Returns for periods ended 12/31/23

	1 year	5 years	10 years
LVIP American Century Disciplined Core Value Fund – Standard Class
LVIP American Century Disciplined Core Value Fund – Standard II Class	8.65%	10.19%	8.19%
LVIP American Century Disciplined Core Value Fund – Service Class	8.24%	9.92%	7.92%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	11.46%	10.91%	8.40%
The Service Class of the Fund commenced operations on or about April 26, 2024.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”)
Investment Sub-Adviser: American Century Investment Management, Inc. (“American Century”)
Portfolio Managers

American Century Portfolio Managers	Company Title	Experience with Fund
Yulin Long, CFA	Vice President, Portfolio Manager and Head of Quantitative Research	Since January 2024
Arun Daniel	Portfolio Manager and Head of Disciplined Equity Group Strategies	Since January 2024
Stephen Quance	Chief Investment Officer - Disciplined Equity, Senior Vice President, Portfolio Manager and Co-Head of Global Analytics	Since January 2024
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Century Disciplined Core Value Fund3